UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 4, 2004

MGP Ingredients, Inc.
(Exact name of registrant as specified in its charter)

KANSAS	0-17196	48-0531200
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1300 Main Street
Box 130
Atchison, Kansas 66002
(Address of principal executive offices) (Zip Code)

(913) 367-1480
(Registrant's telephone number, including area code)

Item 7.  Exhibits

99.1	Press Release dated February 4, 2004, furnished solely for the purposes of incorporation by reference into Items 9 and 12 herein.

Item 9.  Regulation FD Disclosure.

         Attached as Exhibit 99.1 is the press release issued on February 4, 2004 by MGP Ingredients, Inc. announcing operating results for the second quarter ended December 31, 2003. The press release attached to the Form 8-K filed on February 4 was not in the form issued by the Company. Amounts shown for current year second quarter and year to date diluted earnings per common share and for current year second quarter weighted average shares outstanding in the earlier filed version were not correct. Also, certain dates in the year to date column headers were not correct.

Item 12.  Results of Operations and Financial Condition.

         On February 4, 2004, the Company announced financial results for the second quarter for fiscal year 2004, which ended December 31, 2004. The press release dated February 4, 2004, is furnished pursuant to Item 9, Regulation FD and Item 12, Disclosure of Results of Operation and Financial Condition.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGP INGREDIENTS, INC.

Date: February 6, 2004	By:/s/ Laidacker M. Seaberg
Laidacker M. Seaberg President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated February 4, 2004, furnished solely for the purpose of incorporation by reference into Items 9 and 12 herein.